SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________



                                JNL SERIES TRUST

                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Goldman Sachs/JNL Growth & Income Series of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000 at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a change in sub-adviser for the Goldman Sachs/JNL Growth & Income Series from Goldman Sachs Asset Management to Janus Capital
     Corporation ("Janus Capital") and a proposed Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC ("Adviser") and Janus Capital.

2. To approve a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase for the Goldman Sachs/JNL Growth & Income Series.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on February 25, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                     By Order of the Board of Trustees,


April 1, 2000
Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary



                                JNL SERIES TRUST


                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

                              5901 EXECUTIVE DRIVE
                             LANSING, MICHIGAN 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 2000

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Goldman Sachs/JNL Growth & Income Series (the "Growth & Income Series" or "Series") to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 ("Jackson National Life"), on April 20, 2000, at 10:00 a.m., local time, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed to variable annuity contract owners on or about April 1, 2000.

The Trustees have fixed the close of business on February 25, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Growth & Income Series entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 1,554,913.941 Shares of the Goldman Sachs/JNL Growth & Income Series outstanding. See page 12 for information concerning the substantial Shareholders of the Shares of the Growth & Income Series.

The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions card, and all other costs in connection with the solicitation of proxies will be paid by the Adviser or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of Jackson National Life.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

With respect to Proposals 1 and 2, a vote of the "majority of the outstanding voting securities" of the Series is necessary to approve each Proposal, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series.

Shares of the Trust are sold to separate accounts of Jackson National Life to fund the benefits of variable annuity contracts ("Variable Contracts") issued by Jackson National Life and to Qualified Plans of Jackson National Life. Although Jackson National Life, through its separate accounts, legally owns all Shares relating to the Variable Contracts of the Series, Jackson National Life will vote all such Shares in accordance with the voting instructions timely given by the owners ("Contract owners") of the Variable Contracts with assets invested in the Series. Because Contract owners are indirectly invested in the Series through their Variable Contracts and have the right to instruct Jackson National Life how to vote shares of the Series on all matters requiring a vote of shareholders, Contract owners should consider themselves shareholders for the purposes of this Proxy Statement. Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct Jackson National Life how to vote at the Meeting or at any adjourned session.

Contract owners may use the voting instructions card as a ballot to give Jackson National Life the voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When the Contract owner completes the voting instructions card and sends it to Jackson National Life, Jackson National Life votes the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National Life will vote those shares in favor of the proposal. If the Contract owner does not return the form, Jackson National Life will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. Jackson National Life has fixed the close of business on April 17, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions card can revoke it. Jackson National Life will vote the shares of the Series in accordance with all properly executed and unrevoked voting instructions of Contract owners.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR: THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE SERIES AND FOR THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC ("ADVISER") AND JANUS CAPITAL.


PROPOSAL 1: APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE GOLDMAN SACHS/JNL GROWTH & INCOME SERIES FROM GOLDMAN SACHS ASSET MANAGEMENT TO JANUS CAPITAL CORPORATION AND A PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC AND JANUS CAPITAL WITH RESPECT TO THE SERIES.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR: THE PROPOSED  AMENDMENT TO THE INVESTMENT  ADVISORY  AGREEMENT  BETWEEN THE
     TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE FOR THE SERIES.

PROPOSAL 2:  APPROVAL OF A PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY
             AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE FOR THE GOLDMAN SACHS/JNL GROWTH & INCOME SERIES.

Introduction. The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, ("Investment Advisory Agreement") dated August 17, 1995. The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. The Adviser also serves as the Trust's Administrator. As investment adviser, the Adviser provides the Trust with professional investment supervision and management and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Adviser is a wholly-owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of the Adviser, acted as investment adviser to the Trust. Jackson National Financial Services, Inc. transferred the Investment Advisory Agreement, all related investment management duties and its related professional staff to the Adviser on July 1, 1998, with the approval of the Board of Trustees of the Trust.

The Investment Advisory Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation. A copy of the Investment Advisory Agreement is attached hereto as Exhibit A. The Investment Advisory Agreement was approved by Jackson National Life, the Series' then sole shareholder, on March 11, 1998.

INFORMATION REGARDING PROPOSED AMENDMENT TO INVESTMENT ADVISORY AGREEMENT AND FEE INCREASE

It is proposed that the Investment Advisory Agreement be amended to provide for a fee increase for the Growth & Income Series. The Agreement will otherwise remain unchanged. If the Proposal is approved, the Series will also be renamed. The Series' new name will be the JNL/Janus Growth & Income Series. A copy of the proposed Amendment to the Investment Advisory Agreement is attached hereto as Exhibit B.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Series of the Trust. The fee for each Series is stated as an annual percentage of the average daily net assets of the Series.

The proposed Amendment to the Advisory Agreement will increase the amount of fees which are currently paid to the Adviser by the Trust for the Growth & Income Series as indicated in the table below.

         Current Advisory Fee                  Proposed Advisory Fee
         --------------------                  ---------------------

Assets                        Fees          Assets               Fees
------                        ----          ------               ----

$0 to $50 million             .925%   $0 to $300 million         .95%
$50 million to $200 million   .90%    Over $300 million          .90%
$200 million to $350 million  .85%
Over $350 million             .80%

The aggregate amount of compensation paid to the Adviser for its services for the year ended December 31, 1999 and the amount that the Adviser would have received had the proposed fee been in effect during such period are set forth in the table below:

    Aggregate Fee under Current            Pro Forma Fee under Proposed
         Fee Schedule                            Fee Schedule
         ------------                            ------------
          $57,030                                   $58,572



This represents a 3% fee increase to the Adviser.

There are two expense tables shown below. The first table shows the Series' expenses which an investor will incur, either directly or indirectly, under the current advisory fee arrangements. The second table shows pro forma expenses which an investor would incur, either directly or indirectly, under the proposed advisory fee increase.

Current

Annual Series Operating Expenses (% of average net assets)


Management/Administrative Fee               1.025%
Other Expenses                                  0%
Total Series Annual Operating Expenses      1.025%

Pro Forma (reflecting proposed fee increase)

Annual Series Operating Expenses (% of average net assets)

Management/Administrative Fee                1.05%
Other Expenses                                  0%
Total Series Annual Operating Expenses       1.05%


The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by the Adviser to the Series. If approved, the proposed fee schedule will become effective on May 1, 2000. A discussion concerning the Trustees' determination is contained under "Board of Trustees' Evaluation."


If the amendment to the Investment Advisory Agreement is approved by Shareholders of the Growth & Income Series, it will take effect on May 1, 2000. It will remain in effect for two years from that date and, unless earlier terminated, will continue from year to year thereafter with respect to the Series, provided that each such continuance is approved annually with respect to the Series (i) by the Board or by the vote of a majority of the outstanding voting securities of the Series, and, in either case, (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Trust) ("independent Trustees"). In the event that Shareholders of the Growth & Income Series do not approve the amendment to the Investment Advisory Agreement, the Board of Trustees will take such action as it deems to be in the best interest of the Series and its Shareholders. If this Proposal is not approved, neither this Proposal nor Proposal 1 will be implemented.

Information about the Adviser, its principal executive officers and directors is presented as Exhibit C.

INFORMATION REGARDING PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH JANUS CAPITAL

Currently, Goldman Sachs Asset Management serves as the sub-adviser to the Growth & Income Series. It is now being proposed that Janus Capital replace Goldman Sachs Asset Management as the sub-adviser for the Growth & Income Series. Janus Capital, with principal offices at 100 Fillmore Street, Denver, Colorado 80206, provides investment advisory services to mutual funds and other institutional accounts. Kansas City Southern Industries, Inc. (KCSI) indirectly through its wholly-owned subsidiary, Stilwell Financial, Inc., owns approximately 82% of the outstanding voting stock of Janus Capital. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board. KCSI has announced its intention to separate its transportation and financial services businesses. KCSI anticipates the separation to be completed in the first half of 2000.

Janus Capital currently serves as sub-adviser to three other Series of the Trust pursuant to an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between the Adviser and Janus Capital dated February 28, 1995. It is proposed that the Sub-Advisory Agreement be amended to add the Growth & Income Series to the Agreement. A copy of the Sub-Advisory Agreement is attached hereto as Exhibit D. A copy of the Amendment to the Sub-Advisory Agreement adding the Growth & Income Series is attached hereto as Exhibit E. Other than the proposed fee increase, there are no material differences between the Sub-Advisory Agreement and the investment sub-advisory agreement with the current sub-adviser for the Series.

Under the terms of the Sub-Advisory Agreement, Janus Capital is responsible for making investment decisions and placing orders for the purchase and sale of the Series' investments directly with the issuers or with brokers or dealers selected by it at its discretion. Janus Capital also furnishes to the Board, which has overall responsibility for the business and affairs of the Series, periodic reports on the investment performance of the Series.

Janus Capital is obligated to manage the Series in accordance with applicable laws and regulations. The investment advisory services of Janus Capital to the Series are not exclusive under the terms of the Sub-Advisory Agreement. Janus Capital is free to, and does, render investment advisory services to others.

Consistent with the requirements of the Investment Company Act of 1940 ("1940 Act"), the Sub-Advisory Agreement provides that Janus Capital generally is not liable to the Series for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Janus Capital's duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated by the Series without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Series' outstanding shares voting as a single class, or upon 90 days' notice by Janus Capital or the Adviser. As noted above, the Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

The proposed amendment to the Sub-Advisory Agreement will increase the amount of fees which are currently paid by the Adviser to the Sub-Adviser of the Growth & Income Series as indicated in the table below.

         Current Sub-Advisory Fee             Proposed Sub-Advisory Fee
         ------------------------             -------------------------

Assets                        Fees          Assets                 Fees
------                        ----          ------                 ----

$0 to $50 million             .50%    $0 to $100 million           .55%
$50 million to $200 million   .45%    $100 million to $500 million .50%
$200 million to $350 million  .40%    Over $500 million            .45%
Over $350 million             .35%

The aggregate amount of compensation paid by the Adviser to the current sub-adviser of the Growth & Income Series for its services for the year ended 1999 was $19,322. The amount that the Adviser would have paid had the proposed sub-advisory fee been in effect during such period is approximately $22,200 representing a 15% fee increase to the sub- adviser.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by Janus Capital to the Series. If approved, the proposed fee schedule will become effective on May 1, 2000.

A discussion concerning the Trustees' determination is contained under "Board of Trustees' Evaluation."

If the amendment to the Sub-Advisory Agreement is approved by Shareholders of the Growth & Income Series, it will take effect on May 1, 2000. It will remain in effect for two years from that date and, unless earlier terminated, will continue from year to year thereafter with respect to the Series, provided that each such continuance is approved annually with respect to the Series (i) by the Board or by the vote of a majority of the outstanding voting securities of the Series, and, in either case, (ii) by a majority of the independent Trustees. In the event that Shareholders of the Growth & Income Series do not approve the amendment to the Sub-Advisory Agreement, the Board of Trustees will take such action as it deems to be in the best interests of the Series and its Shareholders. If this Proposal is not approved, neither this Proposal nor Proposal 2 will be implemented.

Information about Janus Capital, its principal executive officers and directors, fees charged to Janus Capital's other investment company clients and the asset size of such investment companies is presented as Exhibit F.


With respect to portfolio security transactions, the Adviser and Janus Capital always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to the Adviser or Janus Capital. In placing orders with such broker/dealers, the Adviser and Janus Capital will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser and Janus Capital even though its dollar value may be indeterminable and its receipt or availability generally does not reduce the Adviser's or Janus Capital's normal research activities or expenses.

The Adviser and Janus Capital are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Series with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser and Janus Capital may use this research information in managing the Series' assets, as well as the assets of other clients.

Any portfolio transaction for the Series may be executed through brokers that are affiliated with the Trust, the Adviser and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

For the fiscal year ended December 31, 1999, the Trust paid the following amounts in brokerage commissions to affiliated broker/dealers:

Name of Broker/Dealer
---------------------
Fred Alger & Co., Inc.                               $629,057.11
Goldman Sachs                                           1,142.73
Jardine Fleming                                           551.77
Raymond James & Associates, Inc.                        7,281.60
Robert Fleming                                          2,426.04
Salomon Brothers Inc.                                     264.00

Each of the broker/dealers listed above is affiliated with the Trust through a sub-adviser.


The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker/dealers during the year ended December 31,1999 is as follows:

Broker/Dealer                            Percentage of Aggregate Commissions
-------------                            -----------------------------------
Fred Alger & Co., Inc.                           15.966%
Goldman Sachs                                     0.030%
Jardine Fleming                                   0.014%
Raymond James & Associates, Inc.                  0.185%
Robert Fleming                                    0.062%
Salomon Brothers Inc.                             0.007%




BOARD OF TRUSTEES' EVALUATION

The Board, including the independent Trustees, has determined that the Amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, will enable the Growth & Income Series to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Growth & Income Series and its Shareholders.

The Board, at its February 10, 2000 meeting, reviewed the proposed fee schedules for the Adviser and Janus Capital with respect to the Growth & Income Series. The Trustees were also presented with materials containing fee schedules of other comparable mutual funds underlying insurance products as well as industry averages for like funds. In addition, the Trustees received materials containing an investment performance history of Janus Capital in managing funds with investment objectives similar to that of the Growth & Income Series. The Board also met with a representative of Janus Capital who provided the Trustees with further information concerning Janus Capital's proposed sub-advisory services for the Growth & Income Series and who responded to the Trustees' questions.

In evaluating the Amendment to the Advisory Agreement and the Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of the Adviser and Janus Capital to provide investment advisory and sub-advisory services, including the credentials and investment experience of their respective officers; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser and of Janus Capital; and (iii) the fairness of the compensation payable to the Adviser and to Janus Capital.

Based upon its review, the Board determined that the Amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the Growth & Income Series and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the independent Trustees, unanimously approved the Amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement and voted to recommend its approval to the Series' Shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSALS 1 AND 2. UNMARKED PROXIES WILL BE SO VOTED.


PROPOSAL 3:  OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life and its separate accounts and Qualified Plans. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.


     REQUIRED VOTE. Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" of the Series as to each Proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Series present at the Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or the vote of more than 50% of the outstanding voting Series, whichever is less.

     SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT  EXECUTION  AND  RETURN  OF THE  ENCLOSED  VOTING  INSTRUCTIONS  CARD  IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.


                                     By Order of the Board of Trustees


                                     Thomas J. Meyer, Secretary


April 1, 2000
Lansing, Michigan




                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, LLC, a Michigan limited liability company and registered investment adviser (the "Adviser").

         WHEREAS, the Trust and Jackson National Financial Services, Inc. ("JNFSI") entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained JNFSI to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, effective July 1, 1998, JNFSI assigned, transferred and conveyed to Adviser, and Adviser assumed, all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and thereafter Adviser was deemed a party in lieu of JNFSI to such Agreement; and

         WHEREAS, nine new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Both parties hereby ratify and approve, effective as of July 1, 1998, JNFSI's assignment, transfer and conveyance to Adviser, and Adviser's assumption, of all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and further, both parties hereby agree that, effective July 1, 1998, Adviser is deemed a party in lieu of JNFSI to the Agreement.

         2. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/J.P. Morgan Enhanced S&P 500 Index Series, JNL/SSGA Enhanced Intermediate Bond Index Series, JNL/SSGA International Index Series, JNL/SSGA Russell 2000 Index Series, JNL/SSGA S&P 500 Index Series, JNL/SSGA S&P MidCap Index Series, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, and JNL/S&P Aggressive Growth Series.

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

    JNL/J.P. Morgan Enhanced S&P 500 Index Series                       $0 to $25 million         .80%
                                                                        Over $25 million          .75%

    JNL/S&P Conservative Growth Series                                  $0 to $500 million        .20%
                                                                        Over $500 million         .15%

    JNL/S&P Moderate Growth Series                                      $0 to $500 million        .20%
                                                                        Over $500 million         .15%

    JNL/S&P Aggressive Growth Series                                    $0 to $500 million        .20%
                                                                        Over $500 million         .15%

    JNL/SSGA Enhanced Intermediate Bond Index Series                    all assets                .65%

    JNL/SSGA International Index Series                                 all assets                .60%

    JNL/SSGA Russell 2000 Index Series                                  all assets                .50%

    JNL/SSGA S&P 500 Index Series                                       all assets                .50%

    JNL/SSGA S&P MidCap Index Series                                    all assets                .50%


         4. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.



         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 21st day of December, 1998.

                            JNL SERIES TRUST


                            By:      /s/ Andrew B. Hopping

                            Name:    Andrew B. Hopping

                            Title:   President


                            JACKSON NATIONAL FINANCIAL
                            SERVICES, LLC


                            By:      /s/ Mark D. Nerud

                            Name:    Mark D. Nerud

                            Title:   Chief Financial Officer



                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, twenty new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Only-Growth Series I, JNL/S&P Equity Only-Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Only-Growth Series II, JNL/S&P Equity Only-Aggressive Growth Series II, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond Series.



         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

(*M = Million)

Series              $0 to        $50 to       $100 to       $150 to      $200 to      $250 to       $300 to      $350 to      Over
                    $50 M        $100 M       $150 M        $200 M       $250 M       $300 M        $350 M       $500 M       $500 M
                    -----        ------       ------        ------       ------       ------        ------       ------       ------

JNL/Alliance
Growth Series       .775%        .775%        .775%         .775%        .775%        .70%          .70%         .70%         .70%

JNL/JPM
International &
Emerging Markets
Series              .975%        .95%         .95%          .95%         .90%         .90%          .90%         .85%         .85%

JNL/PIMCO Total
Return Bond Series  .70%         .70%         .70%          .70%         .70%         .70%          .70%         .70%         .70%

JNL/S&P
Conservative
Growth Series I     .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Moderate
Growth Series I     .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P
Aggressive Growth
Series I            .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Very
Aggressive Growth
Series I            .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Equity
Only-Growth Series
I                   .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Equity
Only-Aggressive
Growth Series I     .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P
Conservative
Growth Series II    .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Moderate
Growth Series II    .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P
Aggressive Growth
Series II           .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Very
Aggressive Growth
Series II           .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Equity
Only-Growth Series
II                  .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

JNL/S&P Equity
Only-Aggressive
Growth Series II    .20%         .20%         .20%          .20%         .20%         .20%          .20%         .20%         .15%

Goldman Sachs/JNL
Growth & Income
Series              .925%        .90%         .90%          .90%         .85%         .85%          .85%         .80%         .80%

Lazard/JNL Small
Cap Value Series    1.05%        1.00%        1.00%         .975%        .975%        .975%         .925%        .925%        .925%

Lazard/JNL Mid
Cap Value Series    .975%        .975%        .975%         .925%        .925%        .925%         .90%         .90%         .90%

Salomon
Brothers/JNL
Balanced Series     .80%         .75%         .70%          .70%         .70%         .70%          .70%         .70%         .70%

Salomon
Brothers/JNL High
Yield Bond Series   .80%         .75%         .70%          .70%         .70%         .70%          .70%         .70%         .70%


         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.



         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 17th day of December, 1997.

                              JNL SERIES TRUST


                              By:      /s/ Andrew B. Hopping

                              Name:    Andrew B. Hopping

                              Title:   President


                              JACKSON NATIONAL FINANCIAL
                              SERVICES, INC.


                              By:      /s/ Thomas J. Meyer

                              Name:    Thomas J. Meyer

                              Title:   Vice President




                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.

          This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

          WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

          WHEREAS, the names of three existing Series of the Trust will be changed effective May 1, 1997, and the Trust desires the Adviser to continue performing investment advisory and management services for these Series of the Trust; and

          WHEREAS, the Adviser agrees to serve or continue serving as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

          NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

          1. Effective May 1, 1997, the Adviser shall continue serving as the investment adviser and business manager for the JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series and PPM America/JNL Value Equity Series at which date the names of these Series shall be changed to the PPM America/JNL Balanced Series, JNL/Putnam Growth Series and JNL/Putnam Value Equity Series, respectively.

          2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:






                                             $0 to       $50 to       $150 to      $300 to      Over
(*M _ Million)                               $50 M       $150 M       $300 M       $500 M       $500 M
                                             -----       ------       ------       -----        ------
JNL/Putnam Growth Series                     .90%        .90%         .85%         .80%         .80%
JNL/Putnam Value Equity Series               .90%        .90%         .85%         .80%         .80%
JNL/Putnam World Opportunities              1.40%       1.40%        1.35%        1.25%        1.25%
Series
PPM America/JNL Balanced                     .75%        .70%         .675%        .65%         .625%
Series

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 18th day of April, 1997.

                          JNL SERIES TRUST

                          By:  /s/John A. Knutson

                          Name:  John A. Knutson

                          Title:  President

                          JACKSON NATIONAL FINANCIAL SERVICES, INC.

                          By:  /s/Larry C. Jordan

                          Name:  Larry C. Jordan

                          Title: Chief Operating Officer and Treasurer



                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


         This AMENDMENT, effective September 9, 1996, by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, the Trust desires to retain the Adviser to perform investment advisory and management services for two additional Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the two additional Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. The Adviser shall serve as the investment adviser and business manager for each of the following investment series of the Trust on the terms and conditions set forth in the Agreement:

                  JNL/Eagle Core Equity Series
                  JNL/Eagle SmallCap Equity Series

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                                               $0 to       $50 to       $150 to      $300 to      Over
(*M - Million)                                 $50 M       $150 M       $300 M       $500 M       $500 M
                                               -----       ------       ------       ------       ------
JNL/Eagle Core Equity Series                   .90%        .85%         .85%         .75%         .75%
JNL/Eagle SmallCap Equity Series               .95%        .95%         .90%         .90%         .85%


         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 7th day of August, 1996.

                              JNL SERIES TRUST


                              By:      /s/ John A. Knutson

                              Name:    John A. Knutson

                              Title:   President


                              JACKSON NATIONAL FINANCIAL
                              SERVICES, INC.


                              By:      /s/ Larry C. Jordan

                              Name:    Larry C. Jordan

                              Title:   Chief Operating Officer and Treasurer


                                     AMENDED
                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


     This AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of August 17, 1995 between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

     WHEREAS, the Trust on behalf of each of its investment series desires to retain Adviser to perform investment advisory and management services for the JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series, on the terms and conditions set forth herein; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for each of the above investment series of the Trust on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                  1. Series

     The Trust is authorized to issue shares in several separate investment series, with each series representing interests in a separate pool of securities and other assets (each series is hereinafter referred to as a "Series"), and currently offers shares of 14 such Series, which are JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/ JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/ JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series. It is recognized that additional Series may be added or current Series may be deleted in the future.

                                  2. Duties

     The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series of the Trust, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

     With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees and a Series' shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefore.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                  3. Expenses

     The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                               4. Compensation

     As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:



     (M-MILLION)        $0 to     $50 to    $150 to    $300 to        Over
                        $50M      $150M     $300M      $500M         $500M
                        ----      -----     -----      -----         -----

JNL Capital
 Growth Series          .95%       .95%      .90%       .85%          .85%

JNL Aggressive
 Growth Series          .95%       .95%      .90%       .85%          .85%

JNL Global
 Equities Series       1.00%      1.00%      .95%       .90%          .90%

JNL/Alger
 Growth Series         .975%      .975%     .975%       .95%          .90%

JNL/Phoenix
 Investment Counsel     .90%       .80%      .75%       .70%          .65%
 Balanced Series

JNL/Phoenix
 Investment Counsel     .90%       .85%      .80%       .75%          .70%
 Growth Series

PPM America/JNL Value
 Equity Series          .75%       .70%     .675%       .65%         .625%

PPM America/JNL Money
 Market Series          .60%       .60%     .575%       .55%         .525%

PPM America/JNL
 High Yield             .75%       .70%     .675%       .65%         .625%
 Bond Series

Salomon Brothers/JNL
 Global                 .85%       .85%      .80%       .80%          .75%
 Bond Series

Salomon Brothers/JNL
 U.S. Government        .70%       .70%      .65%       .60%          .55%
 & Quality Bond Series

T. Rowe Price/JNL
 Established            .85%       .85%      .80%       .80%          .80%
 Growth Series

T. Rowe Price/JNL
 Mid-Cap                .95%       .95%      .90%       .90%          .90%
 Growth Series

T. Rowe Price/JNL
 International         1.10%      1.05%     1.00%       .95%          .90%
 Equity Investment
 Series




     The Adviser's fee shall be accrued daily at 1/365th (1/366 in leap years) of the applicable annual rate set forth above. For the purposes of accruing compensation, the net assets of the Series shall be determined in the manner and on the dates set forth in the Prospectus of the Trust and, on days on which the net assets are not determined, the net asset figure to be used shall be as determined on the last preceding day on which the net assets shall have been determined.

     Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                     5. Purchase and Sale of Securities

     The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                             6. Term of Agreement

     This Agreement shall continue in full force and effect with respect to each Series of the Trust from the later of the effective date of the Registration Statement under the Securities Act of 1933 for the variable annuity contracts funded in Jackson National Separate Account - I or the date the contract is approved by the shareholders of such Series as required by the Act. If approved by the affirmative vote of a majority of the outstanding voting securities
(as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year provided such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                7. Termination

     This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                  8. Reports

     The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

     The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                  9. Records

     The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                       10. Liability and Indemnification

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

     Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                              11. Miscellaneous

     Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                JNL SERIES TRUST


                                By: /s/ JOHN A. KNUTSON
                                    ----------------------------


                                Its: President & Chief Executive Officer
                                     ------------------------------------


                                JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                By: /s/ LARRY C. JORDAN
                                    ---------------------------


                                Its: Chief Operating Officer, Treasurer &
                                     Assistant Secretary
                                     -------------------------------------



                                    EXHIBIT B

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC


         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, three new Series will be added to the Trust and where there will be a change in sub-adviser for two series and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Janus Balanced Series, JNL/Janus Growth & Income Series, JNL/Putnam International Equity Series, JNL/Putnam Mid-Cap Growth Series and T. Rowe Price/JNL Value Series.

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                  JNL/Janus Balanced Series............................         $0 to $300 million       0.95%
                                                                                Over $300  million       0.90%

                  JNL/Janus Growth & Income Series.....................         $0 to $300 million       0.95%
                                                                                Over $300  million       0.90%


                  JNL/Putnam International Equity Series...............         $0 to $50 million        1.10%
                                                                                $50 to $150  million     1.05%
                                                                                $150 to $300 million     1.00%
                                                                                $300 to $500 million     0.95%
                                                                                Over $500 million        0.90%

                  JNL/Putnam Mid-Cap Growth Series.....................         $0 to $300 million       0.95%
                                                                                Over $300 million        0.90%


                  T. Rowe Price/JNL Value Series.......................         $0 to $300 million       0.90%
                                                                                Over $300 million        0.85%

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 10th day of February, 2000.

                       JNL SERIES TRUST


                       By:  /S/ ANDREW B. HOPPING
                            -----------------------------------

                       Name:    Andrew B. Hopping
                              ----------------------------

                       Title:   President
                               --------------------------------


                       JACKSON NATIONAL FINANCIAL
                       SERVICES, LLC


                       By:   /S/ MARK D. NERUD
                            -----------------------------------

                       Name:    Mark D. Nerud
                              ----------------------------

                       Title:    Chief Financial Officer
                               --------------------------------





                                      EXHIBIT C

                            INFORMATION ABOUT THE ADVISER


The Adviser's directors and principal executive officers and their principal occupations are shown below.


Name and Address        Position with Adviser      Principal Occupation

Andrew B. Hopping       President and Managing     Executive Vice President
5901 Executive Drive    Board Member               and Chief Financial Officer
Lansing, MI 48911                                  of Jackson National Life
                                                   Insurance Company

Mark D. Nerud           Chief Financial Officer    Chief Financial Officer
225 West Wacker Drive   and Managing Board         of the Adviser
Suite 1200              Member
Chicago, IL 60606

Susan S. Min            Secretary                  Senior Attorney of
5901 Executive Drive                               Jackson National Life
Lansing, MI 48911                                  Insurance Company





                                     EXHIBIT D


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.
                                       AND
                            JANUS CAPITAL CORPORATION


         AMENDMENT effective as of September 16, 1996, by and between JACKSON NATIONAL FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement executed as of February 28, 1995 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, the Agreement provides that the Adviser will pay the Sub-Adviser for the services provided and the expenses assumed pursuant to the Agreement a sub-advisory fee as set forth on Schedule B to the Agreement and the Sub-Adviser agrees to accept such sub-advisory fee as full compensation for such services and expenses; and

         WHEREAS, the parties desire to change the sub-advisory fee.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereby agree to amend the Agreement as follows:

         1. Schedule B to the Agreement shall be amended and replaced with Schedule B dated September 16, 1996, attached hereto.

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 21st day of August, 1996.

JACKSON NATIONAL FINANCIAL                   JANUS CAPITAL CORPORATION
SERVICES, INC.


By:      /s/ John A. Knutson                 By:      /s/ Stephen L. Stieneker

Name:    John A. Knutson                     Name:   Stephen L. Stieneker

Title:   President                           Title:  Vice President






                                   SCHEDULE B
                            DATED SEPTEMBER 16, 1996
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.
                                       AND
                            JANUS CAPITAL CORPORATION




                            JNL Capital Growth Series
                          JNL Aggressive Growth Series
                           JNL Global Equities Series

                  Average Daily Net Assets                           Annual Rate

                  $0 to $100 Million                                   .55%
                  $100 Million to $500 Million                         .50%
                  Amounts over $500 Million                            .45%




                        INVESTMENT SUB-ADVISORY AGREEMENT

          AGREEMENT executed as of February 28, 1995, by and between JACKSON NATIONAL FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation and registered investment adviser ("Sub-Adviser").

          WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

         2.       Delivery of Documents and Information.

                  (a)      Adviser  has   furnished   Sub-Adviser   with  copies
                           properly certified or authenticated of each of the following:

                           (i) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                           (ii)     the Trust's By-Laws and amendments thereto;

                           (iii) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement and resolutions of the Trust's Board of Trustees which may affect the duties of Adviser or Sub-Adviser;


                           (iv) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

                           (v) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds (the "Registration Statement"),

                           (vi) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus"); and

                           (vii) a copy of the Trust's agreement with the Custodian (the "Custodian") designated to hold the assets in the Trust and any modification to such agreement (the "Custody Agreement"). The Funds' assets shall be maintained in the custody of the Custodian and in accordance with the Custody
                           Agreement. Any assets added to the Funds shall be delivered directly to the Custodian. Sub-Adviser shall have no liability for the acts or omissions of the Custodian.

                  (b) Adviser also will furnish the Sub-Adviser from time to time with the following:

                           (i) copies of all amendments of or supplements to the documents set forth in Section 2(a) above, before or at the time the amendments or supplements become effective;

                           (ii) timely information regarding such matters as the composition of assets in the Funds, cash requirements and cash available for investment in the Funds, and any information as may be reasonably necessary for Sub-Adviser to perform its responsibilities in connection with this Agreement, including without limitation, information relating to Adviser's liquidity procedures, cross-trade procedures and any other procedures;

                           (iii) certified copies of any financial statements or reports prepared for the Trust, including the Funds, by certified or independent public accountants, and copies of any financial statements or reports made by the Funds to their shareholders or to any governmental body or securities exchange; and

                           (iv) any further materials or information which Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

         3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will have exclusive authority to furnish an investment program in respect of, and to make investment decisions for, all assets of the Funds and without prior consultation with the Adviser, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Funds, and except as otherwise provided in this Agreement, without regard to the length of time the securities and investment instruments have been held and the resulting rate of portfolio turnover or any tax considerations. Subject to the investment objectives, policies, and restrictions concerning the Funds set forth in the Declaration of Trust and By-Laws and in the Registration Statement, the Funds may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Sub-Adviser shall determine. In the performance of its duties, Sub-Adviser will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each be available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

                  Sub-Adviser represents the following:

                  (a) Sub-Adviser is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Colorado.

                  (b)  Sub-Adviser   has  all  requisite   corporate  power  and
                  authority under the laws of Colorado and federal securities laws to execute, deliver, and perform this Agreement.

                  (c) All necessary corporate proceedings of Sub-Adviser have been duly taken to authorize the execution, delivery and performance of this Agreement by Sub-Adviser.

                  (d) Sub-Adviser is a registered investment adviser under the Investment Adviser's Act of 1940.

                  (e) Sub-Adviser will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects.

                  (f) Sub-Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by Sub-Adviser. Purchase or sell orders for the Funds may be aggregated with contemporaneous purchase or sell orders of other clients of Sub-Adviser. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. Sub-Adviser may pay a broker or dealer a commission for effecting a securities transaction in excess of the commission or dealer spread another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Sub-Adviser and its affiliates have with respect to the funds and to accounts over which they exercise investment discretion, and not all such services or products may be used by Sub-Adviser in managing the Funds. Portfolio securities may be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Trust, Adviser, or Sub-Adviser, as may be permitted under the 1940 Act.

                  (g) Sub-Adviser will report regularly to Adviser and to the Board of Trustees and will be available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser.

                  (h) Sub-Adviser will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as may be mutually agreed upon. The preparation and filing of Schedule 13G and Form 13F on
                  behalf  of  the   Funds   shall  be  the   responsibility   of
                  Sub-Adviser.

                  (i) Sub-Adviser will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal penalties or contempt proceedings for failure to comply, when requested to divulge such information by du y constituted authorities, or when so requested by Trust; and

                  (j) Sub-Adviser will vote proxies received in connection with securities held by the Funds.

         4. Representations of Adviser. Adviser represents the following:

                  (a) Adviser is a corporation duly organized, validly existing, and in good standing as a corporation under the laws of Delaware.

                  (b) Adviser has all requisite corporate power and authority under the laws of Delaware and under federal securities laws to execute, deliver and perform this Agreement.

                  (c) All necessary corporate proceedings of Adviser and the Funds have been duly taken to authorize the execution, delivery and performance of this Agreement by Adviser.

                  (d) Adviser is a registered investment adviser under the Investment Adviser's Act of 1940.

                  (e) Adviser has received a copy of Sub-Adviser's most recent Form ADV as filed with the SEC.

         5. Confidentiality and Proprietary Rights. Adviser will not directly, or indirectly, and will not permit its employees, officers, directors, agents, contractors, and the Funds to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its Investment Management Agreement with the Trust. Sub-Adviser is the sole owner of the name and mark "Janus." Adviser shall not, and shall use its best efforts to cause the Funds not to, without prior written consent of Sub-Adviser, use the name and mark "Janus" or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, Investment Manager shall immediately cease, and shall use its best efforts to cause the Funds to immediately cease, all use of any Janus mark.

         6. Expenses. Adviser shall assume and pay all its organizational, operational, and business expenses not specifically assumed or agreed to be paid by Sub-Adviser pursuant to this Agreement, including, without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Funds; and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Adviser. Adviser and Sub-Adviser shall not be considered as partners or participants in a joint venture. Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement to the extent not assumed by Adviser above, and will not be obligated to pay any expenses of Adviser, the Trust, or the Funds. Subject to the foregoing, during the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

          7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records maintained and preserved pursuant to the provisions of Rules 31a-1 and 31a-2 which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Sub-Adviser under the 1940 Act.

          8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto.

          9. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                  This Agreement shall not in any way limit or restrict Sub-Adviser, its affiliates, or any of its directors, officers, employees, or agents from buying, selling, or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting. Sub-Adviser shall for purposes of this Agreement be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Funds or Adviser in any way or otherwise be deemed an agent of the Funds or Adviser other than in furtherance of its duties and responsibilities set forth in this Agreement. Sub-Adviser shall not be subject to any written code of ethics adopted pursuant to Rule 17j-l(b) of the 1940 Act, unless such code is specifically adopted by Sub-Adviser.


          10. Limitation of Liability. Except as may otherwise be provided by federal securities laws, Adviser will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, including, without limitation, any loss in connection with pricing, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  Adviser and the Funds shall hold harmless and indemnify Sub-Adviser for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) relating to the Funds arising from any claim or demand by any past or present shareholder of the Funds that is not based upon the activities provided by Sub-Adviser pursuant to this Agreement. Adviser acknowledges and agrees that Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

          11. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

         12. Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

                  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice to Sub-Adviser by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may also be terminated as to a Fund at any time, without the payment of any penalty, on ninety days' written notice by the Adviser or Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

          13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated, except as required by applicable law, and only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

                  The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

         16. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the substantive laws of the State of Michigan.


         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                            JACKSON NATIONAL FINANCIAL
                                            SERVICES, INC.


                                            By:      /s/ John A. Knutson
                                            ------------------------------------

                                            Name:    John A. Knutson
                                            ------------------------------------

                                            Title:   President
                                            ------------------------------------


                                            JANUS CAPITAL CORPORATION


                                            By:      /s/ Stephen L. Stieneker
                                            ------------------------------------

                                            Name:    Stephen L. Stieneker
                                            ------------------------------------

                                            Title:   Assistant Vice President
                                            ------------------------------------




                                   SCHEDULE A
                                     (Funds)

                            JNL Capital Growth Series

                          JNL Aggressive Growth Series

                           JNL Global Equities Series





                                   SCHEDULE B
                                 (COMPENSATION)

  JNL Capital Growth Series

   Average Daily Net Assets                             Annual Rate

   $0 to $50 Million:                                          .60%
   $50 Million to $150 Million:                                .55%
   $150 Million to $300 Million:                               .45%
   $300 Million to $500 Million:                               .40%
   Amounts over $500 Million:                                  .40%

                 JNL Aggressive Growth Series

   Average Daily Net Assets                             Annual Rate

   $0 to $50 Million:                                          .60%
   $50 Million to $150 Million:                                .55%
   $150 Million to $300 Million:                               .45%
   $300 Million to $500 Million:                               .40%
   Amounts over $500 Million:                                  .40%

                  JNL Global Equities Series:

   Average Daily Net Assets                             Annual Rate

   $0 to $50 Million:                                          .60%
   $50 Million to $150 Million:                                .55%
   $150 Million to $300 Million:                               .45%
   $300 Million to $500 Million:                               .40%
   Amounts over $500 Million:                                  .40%





                                      EXHIBIT E

                           INVESTMENT SUB-ADVISORY AGREEMENT

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                            JANUS CAPITAL CORPORATION


         This AMENDMENT is made by and between JACKSON NATIONAL FINANCIAL SERVICES, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 28, 1995 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

         WHEREAS,  pursuant  to the  Agreement,  the  Adviser  agreed to pay the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to two new investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2000, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2000, attached hereto.





         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 29th day of February, 2000.

JACKSON NATIONAL FINANCIAL                   JANUS CAPITAL CORPORATION
SERVICES, LLC


By:_/S/ ANDREW B. HOPPING_                  By:   /S/BONNIE M. HOWE
    ------------------------                      -------------------------

Name:    Andrew B. Hopping                  Name:  Bonnie M. Howe
      ----------------------                      -------------------------

Title:   President                          Title: Vice President
      ----------------------                      -------------------------






                                   SCHEDULE A
                                DATED MAY 1, 2000
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                            JANUS CAPITAL CORPORATION

                                     (Fund)

                         JNL/Janus Capital Growth Series
                       JNL/Janus Aggressive Growth Series
                        JNL/Janus Global Equities Series
                            JNL/Janus Balanced Series
                        JNL/Janus Growth & Income Series






                                   SCHEDULE B
                                DATED MAY 1, 2000
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                            JANUS CAPITAL CORPORATION

                                 (Compensation)

                         JNL/Janus Capital Growth Series

                      Average Daily Net Assets Annual Rate
                             $0 to $100 million .55%
                        $100 million to $500 million .50%
                         Amounts over $500 million .45%

                       JNL/Janus Aggressive Growth Series

                      Average Daily Net Assets Annual Rate
                             $0 to $100 million .55%
                        $100 million to $500 million .50%
                         Amounts over $500 million .45%

                        JNL/Janus Global Equities Series

                      Average Daily Net Assets Annual Rate
                             $0 to $100 million .55%
                        $100 million to $500 million .50%
                         Amounts over $500 million .45%

                            JNL/Janus Balanced Series

                      Average Daily Net Assets Annual Rate
                             $0 to $100 million .55%
                        $100 million to $500 million .50%
                         Amounts over $500 million .45%

                        JNL/Janus Growth & Income Series

                      Average Daily Net Assets Annual Rate
                             $0 to $100 million .55%
                        $100 million to $500 million .50%
                         Amounts over $500 million .45%





                                    EXHIBIT F

                         INFORMATION ABOUT JANUS CAPITAL


The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is registered as an investment adviser under the Investment Advisers Act of 1940.

Janus Capital's directors and principal executive officers, their addresses and their principal occupations are shown below.

Name and Position with                                             Principal
Janus Capital Corporation         Business Address                 Occupation
-------------------------         ----------------                 ----------
Thomas H. Bailey                  Janus Capital Corporation        President, Chief
President                         100 Fillmore Street              Executive Officer,
Chairman                          Denver, CO 80206                 Director, and Chairman
Chief Executive Officer                                            of Janus Capital
Director                                                           Corporation

James P. Craig, III               Janus Capital Corporation        Director of Research,
Vice Chairman                     100 Fillmore Street              Vice President, Chief
Chief Investment Officer          Denver, CO 80206                 Investment Officer and
Vice President                                                     Director of Janus
Director                                                           Capital Corporation

Michael E. Herman                 President                        President of Kansas City
Director                          Kansas City Royals               Royals Baseball Team
                                  6201 Ward Parkway                and Chairman of the
                                  Kansas City, MO 64113            Ewing Marion
                                                                   Kauffman Foundation

Thomas A. McDonnell               President & CEO                  Director, President and
Director                          DST Systems, Inc.                Chief Executive Officer
                                  333 West 11th Street, 5th Floor  of DST
                                  Kansas City, MO 64105


Michael Stolper                   President                        President of Stolper &
Director                          Stolper & Co., Inc.              Company
                                  One American Plaza
                                  600 West Broadway, Suite 1010
                                  San Diego, CA 92101

Landon H. Rowland                 Chairman, President & CEO        President and Chief
Director                          Kansas City Southern             Executive Officer of
                                  Industries, Inc.                 Kansas City Southern
                                  114 W. Eleventh Street           Industries, Inc.
                                  Kansas City, MO 64105-1804

Thomas A. Early                   Janus Capital Corporation        Vice President, General
Vice President,                   100 Fillmore Street              Counsel and Secretary
General Counsel and               Denver, CO 80206                 of Janus Capital
Secretary                                                          Corporation

Steven R. Goodbarn                Janus Capital Corporation        Vice President of Finance,
Vice President of Finance,        100 Fillmore Street              Treasurer and Chief
Treasurer and Chief               Denver, CO 80206                 Financial Officer of Janus
Financial Officer                                                  Capital Corporation

Kelley Abbott Howes               Janus Capital Corporation        Vice President and
Vice President and                100 Fillmore Street              Assistant General Counsel
Assistant General                 Denver, CO 80206                 of Janus Capital Corporation
Counsel

Glenn P. O'Flaherty               Janus Capital Corporation        Vice President of Janus
Vice President                    100 Fillmore Street              Capital Corporation
                                  Denver, CO 80206

Mark B. Whiston                   Janus Capital Corporation        Vice President and Chief
Vice President and                100 Fillmore Street              Marketing Officer of Janus
Chief Marketing Officer           Denver, CO 80206                 Capital Corporation

Marjorie G. Hurd                  Janus Capital Corporation        Vice President and Chief
Vice President and                100 Fillmore Street              Operations Officer of
Chief Operations Officer          Denver, CO 80206                 Janus Capital Corporation

Stephen L. Stieneker              Janus Capital Corporation        Vice President, Public
Vice President, Public            100 Fillmore Street              Affairs and Vice President
Affairs and Vice President        Denver, CO 80206                 of Compliance of Janus
of Compliance                                                      Capital Corporation

OTHER INVESTMENT COMPANY CLIENTS

Janus Capital also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 1, 2000.

Name of Fund                    Advisory Fee Rate             Approximate Assets
------------                    -----------------             ------------------

JANUS INVESTMENT FUND

Janus Growth & Income Fund      Annual rate of .65%               $8.7 billion
                                of average daily net assets

JANUS ASPEN SERIES

Growth & Income Portfolio       Annual rate of .65%               $133 million
                                of average daily net assets

KEMPER FUND

KVS Growth and Income           Annual rate of .55% on first      $36 million
Portfolio                       $100 million of average daily
                                net assets; .50% on next $400
                                million of average daily net
                                assets; and .45% of average
                                daily net assets over $500
                                million






                                      PROXY
                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Goldman Sachs/JNL Growth & Income Series of JNL Series Trust ("Trust"), hereby appoints _____________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a change in sub-adviser for the Goldman Sachs/JNL Growth & Income Series from Goldman Sachs Asset Management to Janus Capital
     Corporation ("Janus Capital") and a proposed Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC ("Adviser") and Janus Capital.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

2. To approve a proposed Amendment to the Investment Advisory Agreement between the Trust and the Adviser which provides for a fee increase for the Goldman Sachs/JNL Growth & Income Series.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:





Goldman Sachs/JNL Growth & Income Series ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                      GOLDMAN SACHS/JNL GROWTH & INCOME SERIES OF
                  JNL SERIES TRUST TO BE HELD ON APRIL 20, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on April 20, 2000, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.












                                                              FOR       AGAINST        ABSTAIN
                                                              ----      -------        --------







1. To approve a change in sub-adviser for the Goldman Sachs/JNL Growth & Income Series from
     Goldman Sachs Asset Management to Janus Capital
     Corporation ("Janus Capital") and a proposed
     Investment Sub-Advisory Agreement between
     Jackson National Financial Services, LLC
     ("Adviser") and Janus Capital.

2.   To approve a proposed Amendment to the
     Investment Advisory Agreement between the
     Trust and the Adviser which provides for a fee increase for the Goldman Sachs/JNL
     Growth & Income Series.




                    IMPORTANT: Please sign on the reverse side.